                                                                    Exhibit 99.1

                                    EXHIBIT 1

          Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: December 13, 2000           MERCANTILE VS, LLC, a Delaware limited
                                   liability company

                                   By:    Mercantile Equity Partners III, L.P.,
                                          an Illinois limited partnership, its
                                          Managing Member

                                          By:    Mercantile Equity Partners III,
                                                 L.L.C., an Illinois limited
                                                 liability company, its General
                                                 Partner

                                                 By:    /s/ I. Steven Edelson
                                                        ------------------------
                                                        Name:  I. Steven Edelson
                                                        Title: Managing Member

                                   MERCANTILE EQUITY PARTNERS III, L.P.,
                                   an Illinois limited partnership, its
                                   Managing Member

                                   By:    Mercantile Equity Partners III,
                                          L.L.C., an Illinois limited liability
                                          company, its General Partner

                                          By:    /s/ I. Steven Edelson
                                                 ------------------------
                                          Name:  I. Steven Edelson
                                          Title: Managing Member

                                   MERCANTILE EQUITY PARTNERS III, L.L.C.,
                                   an Illinois limited liability company,
                                   its General Partner

                                   By:    /s/ I. Steven Edelson
                                          ------------------------
                                   Name:  I. Steven Edelson
                                   Title: Managing Member

                                   MERCANTILE CAPITAL PARTNERS I, LP, an
                                   Illinois limited partnership

                                   By:    Mercantile Capital Group, LLC, a
                                          Delaware limited liability company,
                                          its general partner

                                          By:    Mercantile Capital Management
                                                 Corp., an Illinois corporation,
                                                 its manager

                                                 By:    /s/ I. Steven Edelson
                                                        ------------------------
                                                        Name:  I. Steven Edelson
                                                        Title: President

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                                   MERCANTILE CAPITAL GROUP, LLC, a Delaware
                                   limited liability company

                                   By:    Mercantile Capital Management Corp.,
                                          an Illinois corporation, its manager

                                          By:    /s/ I. Steven Edelson
                                                 ------------------------
                                          Name:  I. Steven Edelson
                                          Title: President

                                   MERCANTILE CAPITAL MANAGEMENT CORP.,
                                   an Illinois corporation, its manager

                                   By:    /s/ I. Steven Edelson
                                          ------------------------
                                   Name:  I. Steven Edelson
                                   Title: President


                                   THE EDELSON FAMILY TRUST DATED
                                   SEPTEMBER 17, 1997

                                   By:    /s/ I. Steven Edelson
                                          ------------------------
                                   Name:  I. Steven Edelson
                                   Title: Trustee


                                   /s/ Michael A. Reinsdorf
                                   -------------------------------------
                                   MICHAEL A. REINSDORF, an Individual


                                   /s/ I. Steven Edelson
                                   -------------------------------------
                                   I. STEVEN EDELSON, an Individual


                                   /s/ Nathaniel C. A. Kramer
                                   -------------------------------------
                                   NATHANIEL C. A. KRAMER, an Individual





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